EX-99.CERT 11(b)

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350, and accompanies the report on Form N-CSR for the period ended October 31, 2007 of New York Daily Tax Free Income Fund, Inc. (the "Company").

Each of the undersigned officers of the Company hereby certify that, to the best of such officer's knowledge:

     (i) the Form N-CSR fully complies with the requirements of Section 13(a) or
     Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:  January 3, 2008
                                                 /s/ Michael P. Lydon
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                                                     Michael P. Lydon
                                                     President

Date:  January 3, 2008
                                                 /s/ Anthony Pace
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                                                     Anthony Pace
                                                     Treasurer